               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
               MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     John D. Barrett, II, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                                             /s/ JOHN BARRETT
                                                            --------------------
                                                            John D. Barrett, II

Date: JULY 18, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     Barton M. Biggs, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Chairman and a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                                             /s/ BARTON M. BIGGS
                                                            --------------------
                                                            Barton M. Biggs

Date: JULY 18, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     Belinda A. Brady, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin her true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Treasurer of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                               /s/ BELINDA A. BRADY
                                             ----------------------
                                             Belinda A. Brady

Date: JULY 25, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     Gerard E. Jones, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                                        /s/ GERARD E. JONES
                                                        -------------------
                                                        Gerard E. Jones

Date: JULY 18, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     Graham E. Jones, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                                /s/ GRAHAM E. JONES
                                                -------------------
                                                Graham E. Jones

Date: JULY 19, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     John A. Levin, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                                 /s/ JOHN LEVIN
                                                 --------------
                                                John A. Levin

Date: JULY 24, 2000

              MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUNDS, INC.
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     Andrew McNally, IV, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                                /s/ ANDREW MCNALLY, IV
                                                ----------------------
                                                Andrew McNally, IV

Date: JULY 18, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     William G. Morton, Jr., whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                       /s/ WILLIAM MORTON, JR.
                                      ------------------------
                                      William G. Morton, Jr.

Date: JULY 20, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     Samuel T. Reeves, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                        /s/ SAMUEL T. REEVES
                                       ---------------------
                                       Samuel T. Reeves

Date: JULY 21, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     Fergus Reid, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                     /s/ FERGUS REID
                                    ----------------
                                    Fergus Reid

Date: JULY 18, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     Frederick O. Robertshaw, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                       /s/ FREDERICK O. ROBERTSHAW
                                      ----------------------------
                                      Frederick O. Robertshaw

Date: JULY 19, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     Harold J. Schaaff, Jr., whose signature appears below, does hereby constitute and appoint Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as President of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                               /s/ HAROLD J. SCHAAFF
                                              ----------------------
                                              Harold J. Schaaff, Jr.

Date: JULY 18, 2000